UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 17, 2002
(Date of earliest event reported)

0-24339
(Commission File Number)

INKTOMI CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	94-3238130 (I.R.S. Employer Identification No.)

4100 East Third Avenue
Foster City, California 94404
(Address of principal executive offices)

(650) 653-2800
(Registrant’s telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 2.1
EXHIBIT 2.2

Item 2. Acquisition or Disposition of Assets.

     On December 17, 2002, Inktomi Corporation (“Inktomi”) completed the previously announced sale of its enterprise search software business to Verity, Inc. (“Verity”) pursuant to an Asset Purchase Agreement, dated as of November 13, 2002, as amended as of December 17, 2002, by and among Inktomi, Inktomi Quiver Corporation (formerly Quiver, Inc.), Ultraseek Corporation, Quiver Ltd. and Verity (as amended, the “Agreement”). Under the Agreement, Inktomi sold the business assets of its enterprise search software business to Verity for total consideration of $25 million in cash, and the assumption of Inktomi’s obligations under certain existing enterprise search business contracts, including customer support obligations. Of the $25 million cash consideration, $3 million plus interest will be paid 18 months following the closing of the sale, subject to reduction for indemnification claims made by Verity during such 18 month period. The consideration paid to Inktomi was determined as a result of arms-length negotiations between Inktomi and Verity. As a result of this asset divestiture, Inktomi has and will likely incur employee severance and other restructuring costs in addition to costs resulting directly from the sale, as further described in Inktomi’s Annual Report on Form 10-K for the fiscal year ended September 30, 2002.

     A copy of the Asset Purchase Agreement is attached hereto as Exhibit 2.1 and a copy of Amendment No. 1 to the Asset Purchase Agreement is attached hereto as Exhibit 2.2, and each is incorporated herein by reference. The foregoing description of the Agreement is qualified in its entirety by the complete text of the Asset Purchase Agreement and Amendment No. 1 to the Asset Purchase Agreement attached hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Unaudited Pro Forma Financial Information.

(i)	Unaudited pro forma condensed consolidated balance sheet for Inktomi at September 30, 2002.

(ii)	Unaudited pro forma condensed consolidated statement of operations for Inktomi for the three fiscal years ended September 30, 2002, 2001 and 2000.

(iii)	Notes to the unaudited pro forma financial information.

INKTOMI CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     The following unaudited pro forma condensed consolidated financial information for Inktomi Corporation (the “Company” or “Inktomi”) gives effect to the divestiture of Enterprise Search Division by Inktomi Corporation (the “Divestiture”) to Verity, Inc. This pro forma financial information is presented for illustrative purposes only, and is not necessarily indicative of the operating results and financial position that might have been achieved had the transaction described above occurred on the dates indicated, nor are they necessarily indicative of the operating results and financial position that may occur in the future. The unaudited pro forma condensed consolidated statements of operations for the years ended September 30, 2000, 2001 and 2002 give effect to the Divestiture and related pro forma accounting adjustments, as if the Divestiture had occurred on October 1, 1999, the beginning of fiscal year 2000. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2002 gives effect to the Divestiture and related pro forma accounting adjustments, as if the Divestiture had occurred on September 30, 2002. The adjustments relating to the Divestiture and other adjustments are described in the notes to the unaudited pro forma condensed consolidated financial information.

     The unaudited pro forma condensed consolidated financial information should be read in conjunction with Inktomi’s Annual Report on Form 10-K for the fiscal year ended September 30, 2002.

INKTOMI CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(in thousands, except per share amounts)

September 30, 2002

	As filed in
	Form 10-K	Adjustments		Pro Forma

Assets
Current assets
Cash and cash equivalents	$17,292	$22,000	(a)	$37,292
	—	(2,000	)(b)
Short-term investments	28,115	—		28,115

Total cash, cash equivalents and short term investments	45,407	20,000		65,407
Accounts receivable, net	10,864	(2,754	)(c)	8,110
Prepaid expenses and other current assets	5,533	(297	)(d)	5,236

Total current assets	61,804	16,949		78,753
Investments in equity securities	331	—		331
Property, plant and equipment, net	62,536	(378	)(d)	62,158
Goodwill and other intangibles, net	10,028	(10,028	)(e)	—
Other assets	4,708	(394	)(d)	4,314
Loan to related parties	5,809			5,809

Total assets	$145,216	$6,149		$151,365

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$10,021	$—		$10,021
Accrued liabilities	30,180	—		30,180
Deferred revenue	26,767	(4,588	)(f)	22,179
Current portion of notes payable	30,003	—		30,003
Current portion of capital lease obligations	1,210	—		1,210

Total current liabilities	98,181	(4,588)		93,593
Capital lease obligations, less current portion	216	—		216
Other liabilities	185	—		185

Total liabilities	98,582	(4,588)		93,994
Stockholders’ equity
Common stock	162	—		162
Additional paid-in capital	952,602	—		952,602
Deferred compensation	(2,039)	—		(2,039)
Accumulated other comprehensive loss	(1,276)	—		(1,276)
Accumulated deficit	(902,815)	10,737	(g)	(892,078)

Total stockholders’ equity	46,634	10,737		57,371

Total liabilities and stockholders’ equity	$145,216	$6,149		$151,365

The accompanying notes are an integral part of these unaudited pro forma financial statements.

INKTOMI CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share amounts)
For the year ended September 30, 2002

	As filed in
	Form 10-K	Adjustments		Pro Forma

Revenues:
Licenses	$41,218	$(12,401	) (a)	$28,817
Web search services	47,084	—		47,084
Maintenance services	18,275	(7,958	) (a)	10,317
Other services	6,128	(2,059	) (a)	4,069

Total revenues	112,705	(22,418)		90,287
Cost of revenues:
Licenses	3,588	(596	) (a)	2,992
Web search services	15,264	—		15,264
Maintenance services	4,172	(644	) (a)	3,528
Other services	5,465	(1,654	) (a)	3,811

Total cost of revenues	28,489	(2,894)		25,595
Gross profit	84,216	(19,524)		64,692
Operating expenses:
Sales and marketing	68,913	(15,173	) (b)	53,740
Research and development	51,312	(7,404	) (b)	43,908
General and administrative	14,972	(88	) (b)	14,884
Amortization of goodwill and other intangibles	50,206	(79	) (c)	50,127
Impairment of goodwill and other intangibles	202,615	—		202,615
Restructuring	19,869	(403	) (b)	19,466
Parkside lease restructuring and termination	79,986	—		79,986
Impairment of property, plant and equipment	102,982	—		102,982

Total operating expenses	590,855	(23,147)		567,708

Operating loss	(506,639)	3,623		(503,016)
Other income, net	6,603	—		6,603

Pretax loss	(500,036)	3,623		(496,413)
Income Tax Provision	(759)	—		(759)

Net loss	$(500,795)	$3,623		$(497,172)

Basic and diluted net loss per share	$(3.51)			$(3.48)

Shares used in calculating basic and diluted net loss per share	142,693			142,693

The accompanying notes are an integral part of these unaudited pro forma financial statements.

INKTOMI CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share amounts)
For the year ended September 30, 2001

	As filed in
	Form 10-K	Adjustments		Pro Forma

Revenues:
Licenses	$106,737	$(18,674	) (a)	$88,063
Web search services	51,287	—		51,287
Maintenance services	21,682	(6,473	)(a)	15,209
Other services	18,856	(889	) (a)	17,967

Total revenues	198,562	(26,036)		172,526
Cost of revenues:
Licenses	6,277	(1,506	) (a)	4,771
Web search services	24,655	—		24,655
Maintenance services	5,916	(506	) (a)	5,410
Other services	12,329	(638	) (a)	11,691

Total cost of revenues	49,177	(2,650)		46,527
Gross profit	149,385	(23,386)		125,999
Operating expenses:
Sales and marketing	139,069	(11,197	) (b)	127,872
Research and development	77,925	(2,862	) (b)	75,063
General and administrative	24,581	—		24,581
Amortization of goodwill and other intangibles	70,426	—		70,426
Impairment of goodwill and other intangibles	44,915	—		44,915
Restructuring	11,627	(155	) (b)	11,472
Impairment of property, plant and equipment	904	—		904
Purchased in-process research and development	430			430
Acquisition related costs	19,497	—		19,497

Total operating expenses	389,374	(14,214)		375,160

Operating loss	(239,989)	(9,172)		(249,161)
Impairment of investments	(65,895)	—		(65,895)
Other income, net	10,340	—		10,340

Pretax loss	(295,544)	(9,172)		(304,716)
Income Tax Provision	(938)	—		(938)

Net loss	$(296,482)	$(9,172)		$(305,654)

Basic and diluted net loss per share	$(2.36)			$(2.43)

Shares used in calculating basic and diluted net loss per share	125,608			125,608

The accompanying notes are an integral part of these unaudited pro forma financial statements.

INKTOMI CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share amounts)
For the year ended September 30, 2000

	As filed in
	Form 10-K	Adjustments		Pro Forma

Revenues:
Licenses	$135,796	$(2,731	) (a)	$133,065
Web search services	52,127	—		52,127
Maintenance services	12,628	(769	) (a)	11,859
Other services	23,666	(51	) (a)	23,615

Total revenues	224,217	(3,551)		220,666
Cost of revenues:
Licenses	6,449	(1,104	) (a)	5,345
Web search services	21,774	—		21,774
Maintenance services	3,852	(540	) (a)	3,312
Other services	10,100	(34	) (a)	10,066

Total cost of revenues	42,175	(1,678)		40,497
Gross profit	182,042	(1,873)		180,169
Operating expenses:
Sales and marketing	123,046	(1,975	) (b)	121,071
Research and development	59,714	(1,683	) (b)	58,031
General and administrative	19,121	—		19,121
Amortization of goodwill and other intangibles	13,182	—		13,182
Impairment of property, plant and equipment	1,045	—		1,045
Purchased in-process research and development	4,400	—		4,400
Acquisition-related costs	3,999	—		3,999

Total operating expenses	224,507	(3,658)		220,849

Operating loss	(42,465)	1,785		(40,680)
Other income, net	16,951	—		16,951

Pretax loss	(25,514)	1,785		(23,729)
Income Tax Provision	(1,826)	—		(1,826)

Net loss	$(27,340)	$1,785		$(25,555)

Basic and diluted net loss per share	$(0.24)			$(0.23)

Shares used in calculating basic and diluted net loss per share	113,030			113,030

The accompanying notes are an integral part of these unaudited pro forma financial statements.

INKTOMI CORPORATION
NOTES TO THE UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     NOTE 1 – Unaudited Pro Forma Condensed Consolidated Balance Sheet Adjustments

     The unaudited pro forma condensed consolidated balance sheet assumes that divestiture of certain assets and liabilities of Inktomi Corporation’s (“Inktomi’s”) Enterprise Search Division (Enterprise Search) to Verity, Inc. (“Verity”) occurred as of September 30, 2002. Assumptions and adjustments to reflect the estimated net proceeds and gain on sale of certain assets and liabilities of Enterprise Search to Verity include:

(a	)	Cash sales proceeds (Sales price of $25 million less $3 million held in escrow)	$22,000

(b	)	Estimated cost resulting directly from the sale including transaction, legal and accounting fees	(2,000)

		Estimated net proceeds	20,000

(c	)	Accounts receivable	2,754

(d	)	Carrying value of computers, office equipment and non-proprietary software	1,069

(e	)	Carrying value of net intangibles assets including goodwill of $8,240 and acquired technology of $1,788 both generated from the August 2002 acquisition of Quiver which technology was included in the sale of assets to Verity	10,028

(f	)	Deferred revenue assumed by Verity	(4,588)

		Estimated net assets of Search Enterprise Division assets sold	9,263

(g	)	Estimated gain	$10,737

INKTOMI CORPORATION
NOTES TO THE UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL INFORMATION

NOTE 2 – Unaudited Pro Forma Condensed Consolidated Statement of Operations Adjustments

     The pro forma adjustments to the unaudited pro forma condensed consolidated statement of operations eliminate the results of operations directly related to the Enterprise Search. For purposes of this pro forma statement, the sale of certain assets and liabilities of the Enterprise Search is assumed to have occurred as of October 1, 1999, the beginning of Inktomi’s fiscal year 2000. The statements of operations do not include the gain on disposal, the costs related to the sale or interest income that would have been earned on sales proceeds since October 1, 1999.

(a)	Reflects the elimination of license, maintenance and professional service revenue and cost of revenue related to Enterprise Search.

(b)	Reflects the elimination of primarily direct costs for Inktomi employees in sales and marketing, research and development and general and administrative related to Enterprise Search.

(c)	Reflects the elimination of amortization of acquired technology generating from the August 2002 acquisition of Quiver which technology was included in the sale of assets to Verity.

(c)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of November 13, 2002, by and among Inktomi Corporation, Inktomi Quiver Corporation (formerly Quiver, Inc.), Ultraseek Corporation, Quiver Ltd. and Verity, Inc.

2.2	Amendment No. 1 to Asset Purchase Agreement, dated as of December 17, 2002, by and among Inktomi Corporation, Inktomi Quiver Corporation (formerly Quiver, Inc.), Ultraseek Corporation, Quiver Ltd. and Verity, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2002

INKTOMI CORPORATION

By	/s/ Randy S. Gottfried

Randy S. Gottfried Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of November 13, 2002, by and among Inktomi Corporation, Inktomi Quiver Corporation (formerly Quiver, Inc.), Ultraseek Corporation, Quiver Ltd. and Verity, Inc.

2.2	Amendment No. 1 to Asset Purchase Agreement, dated as of December 17, 2002, by and among Inktomi Corporation, Inktomi Quiver Corporation (formerly Quiver, Inc.), Ultraseek Corporation, Quiver Ltd. and Verity, Inc.